Simplify Aggregate Bond PLUS Credit Hedge ETF

AGGH

Supplement dated August 29, 2023 to the Prospectus and Summary Prospectus dated October 28, 2022, and to the Statement of Additional Information (“SAI”) dated January 18, 2023

Effective 60 days from the date of this Supplement, the Fund’s objective is revised as follows:

The Fund seeks to maximize total return.

Effective immediately, the Fund’s name is changed to “Simplify Aggregate Bond ETF” and the following sections of the Fund’s Prospectus and Summary Prospectus have been supplemented or restated, as shown below.

The disclosure under the paragraph heading “Portfolio Managers” on page 78 in the Fund’s Prospectus and page 5 of the Summary Prospectus is replaced in its entirety with the following:

Portfolio Managers: Paul Kim, Chief Executive Officer of the Adviser and David Berns, Chief Investment Officer of the Adviser, have each served the Fund as a portfolio manager since it commenced operations in February 2022. Shailesh Gupta, Portfolio Manager and Head of Trading for the adviser has served the Fund as a portfolio manager since August 2023. Mr. Kim, Mr. Berns, and Mr. Gupta are jointly and primarily responsible for the management of the Fund.

The fifth sentence of the section entitled “PORTFOLIO MANAGERS” on page 35 of the SAI is revised as follows:

Paul Kim, Shailesh Gupta, and David Berns serve as the portfolio managers of the Simplify Intermediate Term Treasury Futures Strategy ETF and Simplify Aggregate Bond PLUS Credit Hedge ETF.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Fund.

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This Supplement dated August 29, 2023, provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.